UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2013

USG Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 436-4000

(former name and address, if changed since last report)

Check  the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01       Regulation FD Disclosure.

On November 15, 2013, USG Corporation (the “Corporation”) issued a press release announcing that it has issued a notice of redemption to redeem on December 16, 2013 $325 million in aggregate principal amount of the Corporation’s outstanding $400 million in aggregate principal amount of 10% contingent convertible senior notes due 2018.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this report, including the Exhibit hereto, shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934 and it shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

99.1 – USG Corporation press release, dated November 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

		By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Executive Vice President and
Chief Financial Officer

Date:	November 15, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	USG Corporation press release, dated November 15, 2013.